INCOME TAXES (Details 2) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets
Net operating loss carryforwards	$ 42,848,000	$ 36,666,000
Research and development tax credit carryforwards	1,186,000	1,186,000
Accrued expenses	1,017,000	531,000
Total deferred tax asset	45,051,000	38,383,000
Valuation allowance	(45,051,000)	(38,383,000)
Deferred Tax Assets, Net	$ 0	$ 0